Exhibit 1.2

                                                                 EXECUTION COPY



                        CPS AUTO RECEIVABLES TRUST 1997-4
                $54,260,000.00 6.07% Class A-1 Asset Backed Notes
               $46,307,598.60 6.30% Class A-2 Asset Backed Notes
                 $5,293,031.51 10.59% Asset Backed Certificates


                             UNDERWRITING AGREEMENT


                                October 16, 1997



Greenwich Capital Markets, Inc.
600 Steamboat Road
Greenwich, Connecticut 06830

Ladies and Gentlemen:

         CPS Receivables Corp. (the "Company"), a California corporation and wholly-owned subsidiary of Consumer Portfolio Services, Inc., a California corporation ("CPS"), proposes to issue and sell to you in your capacity as underwriter (the "Underwriter"), $54,260,000.00 aggregate principal amount of CPS Auto Receivables Trust 1997-4 6.07% Asset Backed Notes, Class A-1 (the "Class A-1 Notes") and $46,307,598.60 aggregate principal amount of 6.30% Asset Backed Notes, Class A-2 (the "Class A-2 Notes" and, together with the Class A-1 Notes the "Class A Notes" or the "Notes") and $5,293,031.51 aggregate principal amount of 10.59% Asset Backed Certificates (the "Certificates" and, together with the Notes, the "Securities"). The Notes will be issued by CPS Auto Receivables Trust 1997-4 (the "Trust") pursuant to the Indenture (the "Indenture") dated as of October 1, 1997 among CPS Auto Receivables Trust 1997-4 (the "Trust") and Norwest Bank Minnesota, National Association, as trustee (the "Trustee"). The Certificates will be issued by the Trust pursuant to the Trust Agreement. The assets of the Trust will include, among other things, a pool of retail installment sale contracts and all rights and obligations thereunder (collectively, the "Receivables"), with respect to Rule of 78's Receivables, all payments due thereon after October 9, 1997 (the "Cutoff Date") and, with respect to Simple Interest Receivables, all payments received thereunder after the Cutoff Date, security interests in the used and new automobiles, light trucks, vans and minivans securing the Receivables, certain bank accounts and the proceeds thereof, the Policy (for the benefit of the






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Class A  Noteholders  only)  and the right of the  Company  to  receive  certain insurance proceeds and certain other property, all as more specifically described in the Sale and Servicing Agreement, dated as of October 1, 1997, among the Trust, CPS, as servicer (in such capacity, the "Servicer"), the Company, as Seller, and Norwest Bank Minnesota National Association, as Trustee.

         The Class A-1 Notes will be issued in an aggregate principal amount of $54,260,000.00 and will bear interest at an annual rate equal to 6.07% (the "Class A-1 Interest Rate"). The Class A-2 Notes will be issued in an aggregate principal amount of $46,307,598.60 and will bear interest at an annual rate equal to 6.30% (the "Class A-2 Interest Rate"). The aggregate principal amount of the Notes will equal 95% of the aggregate principal balance of the Receivables as of the Cutoff Date. Calculations of interest for each class of Notes will be in accordance with the provisions of the Sale and Servicing Agreement.

         The Certificates will be issued in an aggregate principal amount of $5,293,031.51 which is equal to 5% of the aggregate principal balance of the Receivables as of the Cutoff Date. The Certificates will bear interest at an annual rate equal to 10.59% (the "Pass-Through Rate") in accordance with the provisions of the Trust Agreement.

         To the extent not otherwise defined herein, capitalized terms used herein shall have the meanings assigned to such terms in the Indenture or, if not defined therein, in the Sale and Servicing Agreement.

         As the Underwriter, you have advised the Company that (a) you are authorized to enter into this Agreement and (b) you are willing to purchase the aggregate principal amount of the Class A Notes and the Certificates set forth in Schedule I hereto.

         In consideration of the mutual agreements contained herein and of the interests of the parties in the transactions contemplated hereby, the parties hereto agree as follows:

1.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY, CPS and
         SAMCO.

         The Company, with respect to the Company, CPS, with respect to CPS, and Samco, with respect to Samco, and both the Company and CPS in all other instances, each represents and warrants to, and agrees with the Underwriter, as of the date hereof and as of the Issuance, that:

         (a) CPS has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (File No. 333-25301), including a Base Prospectus, for registration of the offering and sale of the Class A Notes under the Securities Act of 1933, as amended (the "1933 Act"), and the rules and regulations (the "1933 Act Regulations") of the Commission thereunder which conforms with the requirements of the 1933 Act and the 1933 Act




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



Regulations. CPS has complied with the conditions for the use of a Registration Statement on Form S-3. CPS may have filed with the Commission one or more amendments to such Registration Statement, and may have used a Preliminary Final Prospectus, each of which has been previously furnished to the Underwriter. The offering of the Class A Notes is a Delayed Offering and, although the Base Prospectus may not include all the information with respect to the Class A Notes and the offering thereof required by the 1933 Act and the 1933 Act Regulations to be included in the Final Prospectus, the Base Prospectus includes all such information required by the 1933 Act and the 1933 Act Regulations to be included therein as of the Effective Date. The Company will hereafter file with the Commission pursuant to Rules 415 and 424(b), a final supplement to the Base Prospectus relating to the Class A Notes and the offering thereof. As filed, such final supplement shall include all required information with respect to the Class A Notes and, except to the extent the Underwriter shall agree in writing to any modification thereof, shall be in all substantive respects in the form furnished to the Underwriter prior to the Execution Time or, to the extent not completed at the Execution Time, shall be in such form with only such specific additional information and other changes (beyond that contained in the Base Prospectus and any Preliminary Final Prospectus) as the Company has advised the Underwriter, prior to the Execution Time, will be included or made therein.

         (b) On the Effective Date, on the date hereof and on the Closing Date, the Registration Statement did or will, and when the Final Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date (as defined below), the Final Prospectus (as supplemented and amended as of the Closing Date) will, comply in all material respects with the applicable requirements of the 1933 Act, the 1933 Act Regulations, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the rules and regulations thereunder (the "1934 Act Regulations"); on the Effective Date, on the date hereof and on the Closing Date, the Registration Statement, and any information incorporated therein, did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date, the Final Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Final Prospectus (as supplemented and amended in the case of the Closing Date) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading; provided, however, that each of CPS and the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statement or the Final Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with information specified in Section 9(b) furnished in writing to the Company by or on behalf of the Underwriter specifically for inclusion in the Registration Statement or the Final Prospectus (or any supplement or amendment thereto) or the information regarding the Insurer set forth under the heading "THE INSURER" in or incorporated by reference in the Preliminary Final Prospectus and the Final Prospectus.





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



         (c) The terms which follow, when used in this Agreement, shall have the meanings indicated.

                  "Base  Prospectus"  shall mean the  prospectus  referred to in
         Section 1(a) hereof contained in the Registration Statement at the Effective Date.

                  "Delayed Offering" shall mean the offering of the Notes pursuant to Rule 415 which does not commence promptly after the effective date of the Registration Statement, with the result that only information required pursuant to Rule 415 need be included in such Registration Statement at the effective date thereof with respect to the Notes.

                  "Effective Date" shall mean each date that the Registration Statement and any post-effective amendment(s) thereto became or become effective and each date after the date hereof on which a document incorporated by reference in the Registration Statement is filed by the Company.

                  "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

                  "Final Prospectus" shall mean the prospectus supplement relating to the Notes that is first filed pursuant to Rule 424(b) under the 1933 Act after the Execution Time, together with the Base Prospectus.

                  "Preliminary Final Prospectus" shall mean any preliminary prospectus supplement to the Base Prospectus which describes the Notes and the offering thereof and is used prior to filing of the Final Prospectus.

                  "Prospectus" shall mean, collectively, the Base Prospectus, any Preliminary Final Prospectus and the Final Prospectus.

                  "Registration Statement" shall mean (i) the Registration Statement referred to in Section 1(a) hereof, including all documents incorporated therein by reference, exhibits, financial statements and notes thereto and related schedules and other statistical and financial data and information included therein, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective); (ii) in the event any post-effective amendment thereto becomes effective prior to the Closing Date, such Registration Statement as so amended; and (iii) in the event any Rule 462(b) Registration Statement becomes effective prior to the Closing Date, such Registration Statement as so modified by the Rule 462(b) Registration Statement, from and after the effectiveness thereof. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A.

                  "Rule 415", "Rule 424", "Rule 430A" and "Regulation S-K" refer to such rules or regulation under the 1933 Act.

                  "Rule 430A Information" means information with respect to the Notes and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

                  "Rule 462(b) Registration Statement" means a Registration Statement filed pursuant to Rule 462(b) under the 1933 Act relating to the offering covered by the Registration Statement (File No. 333-25301).

         Any reference herein to the Registration Statement, the Base Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the 1934 Act on or before the Effective Date of the Registration Statement or the issue date of the Base Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, the Base Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the 1934 Act after the Effective Date of the Registration Statement or the issue date of the Base Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference.

         (d)  The  Seller,   at  its  own  expense  in  consultation   with  the
Underwriter, has prepared a private placement memorandum (together with any exhibits attached thereto, the "Private Placement Memorandum") describing, among other things, the Certificates, the Receivables, the Policy, the Trust and the Trust Documents. Copies of the Private Placement Memorandum and any amendments or supplements thereto to date have been delivered to the Underwriter. From and after the date of any amendment or supplement to the Private Placement Memorandum, the term "Private Placement Memorandum" shall mean the Private
Placement Memorandum as so amended or supplemented. The Private Placement Memorandum, as of its date, and any amendment thereof or supplement thereto, as of their respective dates, and at all times up to and including the Closing Date, does not and will not, as of such dates and at such times, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that each of CPS and the Company makes no representations or warranties as to (i) the information contained in or omitted from the Private Placement Memorandum (or any amendment or supplement thereto) in reliance upon and in conformity with information specified in
Section 9(b) furnished in writing to the Company by or on behalf of the Underwriter specifically for inclusion in the Private Placement Memorandum (or any supplement or amendment thereto) or (ii) the information regarding the Insurer set forth under the heading "THE INSURER" in or incorporated by reference in the Preliminary Final Prospectus and the

Final Prospectus (which information referred to in (ii) above the Underwriter acknowledge has not been included in the Private Placement Memorandum).

         (e) Each of the Company and CPS is a corporation duly organized, validly existing and in good standing under the laws of the State of California and is duly qualified to transact business as a foreign corporation in each jurisdiction in which it is required to be so qualified and in which the failure to so qualify, taken in the aggregate, would have a material adverse effect on it.

         (f) Samco Acceptance Corp. ("Samco") is a corporation duly organized, validly existing and in good standing under the laws of Delaware and is duly qualified to transact business as a foreign corporation in each jurisdiction in which it is required to be so qualified and in which failure to so qualify, taken in the aggregate, would have a material adverse affect on it.

         (g) Since the respective dates as of which information is given in the Registration Statement and the Final Prospectus and in the Private Placement Memorandum, there has not been any material adverse change, or any development which could reasonably be expected to result in a material adverse change, in or affecting the financial position, shareholders' equity or results of operations of the Company, CPS or Samco or the Company's or CPS's or Samco's ability to perform its obligations under this Agreement, the Indenture, the Trust Agreement or the Sale and Servicing Agreement or any of the other Basic Documents (as defined below), other than as set forth or incorporated by reference in the Registration Statement or as set forth in the Final Prospectus and in the Private Placement Memorandum.

         (h) Except for the registration of the Class A Notes under the 1933 Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the 1934 Act in connection with the purchase and distribution of the Notes by the Underwriter or the filing requirements of Rule 430A or Rule 424(b) under the 1933 Act, no consent, approval, authorization or order of or declaration or filing with any governmental authority is required for the issuance or sale of the Notes and the Certificates or the consummation of the other transactions contemplated by this Agreement or the Sale and Servicing Agreement or any of the other Basic Documents, except such as have been duly made or obtained or as will be duly made or obtained on or before the Closing Date.

         (i) Assuming that (i) the Underwriter's representations and warranties in Section 3 are true, (ii) the representations and agreements of each Accredited Investor in the form of the letter set forth in Exhibit B-1 to the Private Placement Memorandum are true and will be complied with, (iii) the Certificates are offered and sold in the manner contemplated in this Agreement and in the Private Placement Memorandum and (iv) each Purchaser of Certificates is an Eligible Purchaser (as defined in Section 3(b)), the Certificates are not required to be registered under Section 5 of the 1933 Act in connection with the offer, issuance, sale and delivery thereof as contemplated by the Private Placement Memorandum and this Agreement.

         (j) None of the Seller, CPS, Samco or anyone authorized to act on their behalf has offered, transferred, pledged, sold or otherwise disposed of any Certificate, any interest in any Certificate, or any other security similar to the Certificates of the Seller, CPS, Samco or of any entity organized or originated by the Seller, CPS or Samco to, or solicited any offer to buy or accept a transfer, pledge or other disposition of any Certificate, any interest in any Certificate or any such other similar security from, or otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any such other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner or taken any other action, that would constitute a distribution of the Certificates under the 1933 Act, or that would render the offer or sale of any Certificate by the Underwriter a violation of the 1933 Act or any state securities law, or require registration or qualification pursuant thereto, or would require qualification of the Indenture under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), or require registration under the Investment Company Act of 1940, as amended (the "Investment Company Act"), nor will the Seller, CPS or Samco act, nor has the Seller, CPS or Samco authorized, nor will the Seller, CPS or Samco authorize, any person to act, in such manner with respect to any Certificate.

         (k) The Commission has not issued an order preventing or suspending the use of any Prospectus relating to the proposed offering of the Securities, nor instituted proceedings for that purpose. The Registration Statement contains, and the Final Prospectus together with any amendments or supplements thereto will contain, all statements which are required to be stated therein by, and will conform to, the requirements of the 1933 Act and the 1933 Act Regulations.

         (l) The documents (other than the financial statements of the Insurer, as to which no representation is made by CPS or the Company) which are incorporated by reference in the Registration Statement, the Final Prospectus and the Private Placement Memorandum or from which information is so incorporated by reference, as of the dates they were filed with the Commission, complied in all material respects with the requirements of the 1933 Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations, as applicable, and any documents so filed and incorporated by reference subsequent to the Effective Date shall, when they are filed with the Commission, conform in all material respects with the requirements of the 1934 Act and the 1934 Act Regulations.

         (m) Each of the Company, CPS and Samco confirms as of the date hereof that it is in compliance with all provisions of Section 1 of Laws of Florida, Chapter 92-198, An Act Relating to Disclosure of doing Business with Cuba, and each of the Company, CPS and Samco further agrees that if it commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba after the date the Registration Statement becomes or has become effective with the Commission or with the Florida Department of Banking and Finance

(the "Department"), whichever date is later, or if the information included in the Final Prospectus, if any, concerning either the Company's, CPS's or Samco's business with Cuba or with any person or affiliate located in Cuba changes in any material way, each of the Company, CPS and Samco, as the case may be, will provide the Department notice of such business or change, as appropriate, in a form acceptable to the Department.

         (n) All representations and warranties of the Company and CPS and Samco contained in each of the Basic Documents, including this Agreement, will be true and correct in all material respects when delivered and as of the Closing Date and are hereby incorporated by reference as if each such representation and warranty were specifically made herein.

         (o) Each of the Company and CPS and Samco has full power and authority (corporate and other) to enter into and perform its obligations under this Agreement, the Certificate Purchase Agreement, the Indenture, the Trust Agreement, the Sale and Servicing Agreement, the CPS Purchase Agreement, the Samco Purchase Agreement, the Insurance Agreement, the Indemnification Agreement, the Spread Account Agreement, the Lock-Box Agreement and the Servicing Assumption Agreement (collectively, the "Basic Documents"), and to consummate the transactions contemplated hereby and thereby.

         (p) On or before the Closing Date, the direction by the Company to the Trustee to authenticate the Notes and the Certificates will have been duly authorized by the Company, the Notes and the Certificates will have been duly executed and delivered by the Company and, when authenticated by the Trustee in accordance with the Indenture and the Trust Agreement and delivered and paid for pursuant to this Agreement, will be duly issued and will entitle the holder thereof to the benefits and security afforded by the Indenture and the Trust Agreement, subject as to the enforcement of remedies (x) to applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting creditors' rights generally and (y) to general principles of equity (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

         (q) This Agreement and each Basic Document to which the Company or CPS or Samco is a party has been duly authorized, executed and delivered by each of the Company and CPS and Samco, as applicable, and constitutes a valid and binding agreement of each of the Company and CPS and Samco, as applicable, enforceable against the Company and CPS and Samco in accordance with its terms, subject as to the enforcement of remedies (x) to applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting creditors' rights generally, (y) to general principles of equity (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law) and (z) with respect to rights of indemnity under this Agreement, to limitations of public policy under applicable securities laws.

         (r) None of the Company, CPS or Samco is in breach or violation of its Articles of Incorporation or Charter, as applicable, or By-Laws or in default in the performance or observance of any credit or security agreement or other agreement or instrument to which it is a party or by which it or its properties may be bound, or in violation of any applicable law, statute, regulation, order or ordinance of any governmental body having jurisdiction over it, which breach or violation would have a material adverse effect on the ability of the Company or CPS or Samco to perform its obligations under any of the Basic Documents or the Notes or Certificates.

         (s) The issuance and delivery of the Notes and the Certificates, the consummation of any other of the transactions contemplated herein or in the Indenture, the Trust Agreement, the Sale and Servicing Agreement or in any of the other Basic Documents or the fulfillment of the terms of this Agreement, the Indenture, the Trust Agreement, or the Sale and Servicing Agreement or any of the other Basic Documents, subject to the registration of the Class A Notes under the 1933 Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the 1934 Act in connection with the purchase and distribution of the Notes by the Underwriter or the filing requirements of Rule 430A or Rule 424(b) under the 1933 Act, do not and will not conflict with or violate any term or provision of the Articles of Incorporation or Charter, as applicable, or By-Laws of the Company or CPS or Samco, any statute, order or regulation applicable to the Company or CPS or Samco of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Company or CPS or Samco and do not and will not conflict with, result in a breach or violation or the acceleration of or constitute a default under or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company or CPS or Samco (other than in favor of the Trustee, the Trustee or as otherwise permitted under the Indenture or the Sale and Servicing Agreement) pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or CPS or Samco is a party or by which the Company or CPS or Samco may be bound or to which any of the property or assets of the Company or CPS or Samco may be subject except for conflicts, violations, breaches, accelerations and defaults which would not, individually or in the aggregate, be materially adverse to the Company or CPS or Samco or materially adverse to the transactions contemplated by this Agreement or the Basic Documents.

         (t) There are no actions or proceedings against, or investigations of, the Company or CPS pending, or, to the knowledge of the Company or CPS, threatened, before any court, arbitrator, administrative agency or other tribunal (i) asserting the invalidity of this Agreement, the other Basic Documents or the Class A Notes or Certificates, (ii) seeking to prevent the issuance of the Class A Notes or Certificates or the consummation of any of the transactions contemplated by this Agreement and the other Basic Documents (iii) that are reasonably likely to be adversely determined and that would materially and adversely affect the performance by the Company or CPS of its respective obligations under, or the validity or enforceability of, this Agreement, the other Basic Documents or the Class A Notes or Certificates or (iv) seeking to affect adversely the federal income tax attributes of the Class A Notes and Certificates as described in the Final Prospectus and the Private Placement Memorandum.

         (u) Any taxes, fees and other governmental charges due on or prior to the Closing Date (including, without limitation, sales taxes) in connection with the execution, delivery and issuance of this Agreement, the Indenture, the Trust Agreement, the Sale and Servicing Agreement, the other Basic Documents and the Securities have been or will have been paid at or prior to the Closing Date.

         (v) The Receivables are chattel paper as defined in the Uniform Commercial Code as in effect in the States of California and Texas.

         (w) Under generally accepted accounting principles, CPS will report its transfer of the CPS Receivables to the Company pursuant to the CPS Purchase Agreement as a sale of the CPS Receivables, Samco will report its transfer of the Samco Receivables to the Company pursuant to the Samco Purchase Agreement as a sale of the Samco Receivables and the Company will report its transfer of the Receivables to the Trustee pursuant to the Sale and Servicing Agreement as a sale of the Receivables. Each of CPS, Samco and the Company has been advised by KPMG Peat Marwick, Certified Public Accountants, that the transfers pursuant to the CPS Purchase Agreement and the Samco Purchase Agreement will be so classified under generally accepted accounting principles in accordance with Statement No. 77 of the Financial Accounting Standards Board (December 1983) and with Statement No. 125 of the Financial Accounting Standards Board (June 1996).

         (x) Pursuant to the CPS Purchase Agreement and the Samco Purchase Agreement, CPS and Samco are transferring to the Company ownership of the Receivables, the security interests in the Financed Vehicles securing the Receivables, certain other property related to the Receivables and the proceeds of each of the foregoing (collectively, the "Trust Property"), and, immediately prior to the transfer of any Receivables to the Trust, the Company will be the sole owner of all right, title and interest in, and has good and marketable title to, the Receivables and the other Trust Property. The assignment of the Receivables and the other Trust Property, including all the proceeds thereof, to the Trust pursuant to the Sale and Servicing Agreement, vests in the Trust all interests which are purported to be conveyed thereby, free and clear of any liens, security interests or encumbrances.

         (y) Immediately prior to the transfer of any Receivables to the Trust, the Company's interest in such Receivables and the proceeds thereof shall have been perfected, UCC-1 financing statements (the "Financing Statements")
evidencing (i) the transfer of the applicable CPS Receivables to the Seller shall have been filed in the Office of the Secretary of State of the State of California, (ii) the transfer of the applicable Samco Receivables to the Seller shall have been filed in the Office of the Secretary of State of the State of Texas, (iii) the transfer of the applicable Receivables to the Trust shall have been filed in the Office of the Secretary of State of the State of Delaware, and
(iv) the pledge of the applicable Receivables by the Trust to the Trustee and there shall be no unreleased statements affecting the Receivables filed in any such office other than the Financing Statements. If a court concludes that the transfer of the

Receivables from the Company to the Trust is a sale, then the interest of the Trust in the Receivables, the other Trust Property and the proceeds thereof, will be perfected by virtue of the Financing Statements having been filed in the office of the Secretary of State of the State of California. If a court concludes that such transfer is not a sale, the Sale and Servicing Agreement and the transactions contemplated thereby constitute a grant by the Company to the Trust of a valid security interest in the Receivables, the other Trust Property and the proceeds thereof, which security interest will be perfected by virtue of the Financing Statements having been filed in the office of the Secretary of State of the State of California. No filing or other action, other than the filing of the Financing Statements in the offices of the Secretaries of State of the States of California, Delaware and Texas referred to above and the execution and delivery of the Sale and Servicing Agreement, is necessary to perfect the interest or the security interest of the Trust in the Receivables and the proceeds thereof against third parties.

         (z) The Indenture  has been duly  qualified  under the Trust  Indenture
Act.

         (aa) None of the Company, CPS, Samco or the Trust is required to be registered as an "investment company" under the Investment Company Act.

         (bb) The information provided by the Company pursuant to Section 4(m) hereof will not, at the date thereof, contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.


2.       PURCHASE, SALE AND DELIVERY OF THE NOTES AND CERTIFICATES.

         Subject to the terms and conditions and in reliance upon the representations, warranties and covenants herein set forth, the Company agrees to sell to the Underwriter, and the Underwriter agrees to purchase from the Company the initial principal amount of the Notes and Certificates set forth in
Schedule I hereto, at the purchase price specified in Schedule I with respect to each Class of Notes and Certificates.

         The Company will deliver against payment of the purchase price the Class A Notes in the form of one or more permanent global Notes in definitive form (the "Global Notes") deposited with the Trustee as custodian for The Depository Trust Company ("DTC") and registered in the name of Cede & Co., as nominee for DTC and (ii) the Certificates in definitive form registered in the name of such party as the Underwriter shall direct. Interests in any Global Notes will be held only in book-entry form through DTC except in the limited circumstances described in the Final Prospectus. Payment for the Notes will be made by the Underwriter by wire transfer of same day funds to an account previously designated to the Underwriter by the Company at the offices of Mayer, Brown & Platt, 1675 Broadway, New York, New York 10019, at 9:30 a.m. (New York time) on October 17, 1997, or at such other time as is mutually agreed (such time being herein referred to as the "Closing Date") against delivery of the Global Notes and the Certificates representing all of the Securities. The Notes and Certificates will be made available for inspection at the above office of Mayer, Brown & Platt at least 24 hours prior to the Closing Date.

         As used herein, "business day" means a day on which the New York Stock Exchange is open for trading and on which banks in New York, California and Minnesota are open for business and are not permitted by law or executive order to be closed.

3.       OFFERING BY THE UNDERWRITER.

         (a) The Company, and CPS are advised by the Underwriter that it proposes to make a public offering of the Class A Notes, as set forth in the Final Prospectus, from time to time as and when the Underwriter deems advisable after the Registration Statement becomes effective. The Company agrees that the Underwriter may, but is not obligated to, make a market in the Class A Notes and that any such market making by the Underwriter may be discontinued at any time in the sole discretion of the Underwriter.

         (b) The Company and CPS are advised by the Underwriter that the Underwriter will make offers of the Certificates on the terms set forth in the Private Placement Memorandum, as amended or supplemented, solely to (i) persons whom the Underwriter reasonably believes to be "qualified institutional buyers" as defined in Rule 144A under the 1933 Act (each, a "QIB"), and/or (ii) a limited number of other institutional "accredited investors", as defined in Rule 501(a)(1), (2), (3) or (7) under the 1933 Act, that make certain representations and agreements to the Underwriter and the Seller (each, and "Accredited Investor" and, together with the QIBs, the "Eligible Purchasers");

         (c) The Underwriter represents and warrants to the Company and CPS that it is an "accredited investor" as defined in Rule 501(a)(1) under the 1933 Act and a Qualified Institutional Buyer within the meaning of Rule 144A of the 1933 Act.

         (d) The Underwriter acknowledges that (i) the Certificates have not been and will not be registered under the 1933 Act or any state securities laws and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except pursuant to an exemption from the registration requirements of the 1933 Act and (ii) upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the 1933 Act, the Certificates (and all notes issued in exchange therefore or in substitution thereof) shall bear the following legend:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES THAT THIS SECURITY MAY BE RESOLD,

PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON WHOM THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT, PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, AND SUBJECT TO THE RECEIPT BY THE TRUSTEE AND THE SELLER OF A CERTIFICATION OF THE TRANSFEREE, (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (3) IN RELIANCE ON ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUBJECT TO THE RECEIPT BY THE TRUSTEE, OF A CERTIFICATION OF THE TRANSFEREE (SATISFACTORY TO THE TRUSTEE) AND AN OPINION OF COUNSEL (SATISFACTORY TO THE TRUSTEE AND THE SELLER) TO THE EFFECT THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND IN COMPLIANCE WITH THE TRANSFER REQUIREMENTS SET FORTH IN SECTION 3.4 OF THE TRUST AGREEMENT.

IN NO EVENT SHALL THIS SECURITY BE TRANSFERRED TO AN EMPLOYEE BENEFIT PLAN, TRUST ANNUITY OR ACCOUNT SUBJECT TO ERISA OR A PLAN DESCRIBED IN SECTION 4975(E)(1) OF THE CODE, (ANY SUCH PLAN, TRUST OR ACCOUNT BEING REFERRED TO AS AN "EMPLOYEE PLAN"), A TRUSTEE OF ANY EMPLOYEE PLAN, OR AN ENTITY, ACCOUNT OR OTHER POOLED INVESTMENT FUND THE UNDERLYING ASSETS OF WHICH INCLUDE OR ARE DEEMED TO INCLUDE EMPLOYEE PLAN ASSETS BY REASON OF AN EMPLOYEE PLAN'S INVESTMENT IN THE ENTITY, ACCOUNT OR OTHER POOLED INVESTMENT FUND. INCLUDED WITHIN THE DEFINITION OF "EMPLOYEE PLANS" ARE, WITHOUT LIMITATION, KEOGH (HR-10) PLANS, IRA's (INDIVIDUAL RETIREMENT ACCOUNTS OR ANNUITIES) AND OTHER EMPLOYEE BENEFIT PLANS, SUBJECT TO SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE.

         (e) The Underwriter agrees that it and each of its affiliates will not offer or sell the Certificates by means of any form of general solicitation or general advertising, within the meaning of Rule 502(c) under the 1933 Act, including, but not limited to (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

         (f) The Underwriter acknowledges that none of the Trust, the Seller or CPS, nor any person representing the Trust, the Seller or CPS, has made any representation with respect to the Trust, the Seller, CPS or the offering or sale of the Certificates, other than the information contained in the Private Placement Memorandum, which has been delivered to it and upon which it is relying in making its investment decision with respect to the Certificates. The Underwriter affirms that it has access to such financial and other information concerning the Trust, the Seller, CPS and the Certificates as it has deemed necessary in connection with its decision to purchase
Certificates, including an opportunity to ask questions of and request information from the Trust, the Seller and CPS.

4.       COVENANTS OF THE COMPANY, SAMCO AND CPS.

The Company, Samco (if so stated), and CPS (if so stated), covenants and agrees with the Underwriter that:

         (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereto, to become effective as soon as reasonably practicable thereafter or, if the procedure in Rule 430A is followed, prepare and timely file with the Commission under Rule 424(b) a Final Prospectus containing information previously omitted at the time of effectiveness of the Registration Statement in reliance upon Rule 430A. Prior to the termination of the offering of the Notes the Company will not file any amendment of the Registration Statement or amendment or supplement (including the Final Prospectus or any Preliminary Final Prospectus) to the Base Prospectus or any Rule 462(b) Registration Statement unless the Company has furnished to the Underwriter a copy for its review prior to filing and will not file any such proposed amendment or supplement to which the Underwriter reasonably objects and which is not in compliance with the 1933 Act Regulations. The Company will promptly advise the Underwriter (i) when the Registration Statement, if not effective at the Execution Time, and any amendment thereto, shall have become effective; (ii) when the Final Prospectus, and any supplement thereto, shall have been filed with the Commission pursuant to Rule 424(b);
(iii) when, prior to termination of the offering of the Notes, any amendment to the Registration Statement shall have been filed or become effective; (iv) of any request by the Commission for any amendment of the Registration Statement or supplement to the Final Prospectus or for any other additional information; (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution of any proceeding for that purpose; and (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Notes for sale in any jurisdiction or the initiation of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued or suspended, to obtain as soon as possible the withdrawal thereof.

         (b) Prior to the filing thereof with the Commission, the Company will submit to the Underwriter, for its approval after reasonable notice thereof, such approval not to be unreasonably withheld or delayed, a copy of any post-effective amendment to the Registration Statement, any Rule 462(b) Registration Statement proposed to be filed or a copy of any document proposed to be filed under the 1934 Act before the termination of the offering of the

Notes by the Underwriter if such document would be deemed to be incorporated by reference into the Registration Statement or Final Prospectus.

         (c) The Company will deliver to, or upon the order of, the Underwriter, from time to time, as many copies of any Preliminary Final Prospectus as the Underwriter may reasonably request. The Company will deliver to, or upon the order of, the Underwriter during the period when delivery of a Final Prospectus is required under the 1933 Act, as many copies of the Final Prospectus, or as thereafter amended or supplemented, as the Underwriter may reasonably request. The Company will deliver to, or upon the order of, the Underwriter as many copies of the Private Placement Memorandum as the Underwriter shall reasonably request. The Company will deliver to the Underwriter at or before the Closing Date, two signed copies of the Registration Statement and all amendments thereto including all exhibits filed therewith, and will deliver to the Underwriter such number of copies of the Registration Statement (including such number of copies of the exhibits filed therewith that may reasonably be requested), including documents filed under the 1934 Act and deemed to be incorporated by reference therein, and of all amendments thereto, as the Underwriter may from time to time reasonably request.

         (d) The Company will, and will cause the Trust to, comply with the 1933 Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations, so as to permit the completion of the distribution of the Class A Notes as contemplated in this Agreement and the Final Prospectus. If during the period in which a prospectus is required by law to be delivered by the Underwriter or any dealer in connection with the sale of any Class A Notes, any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of the Underwriter, it becomes necessary to amend or supplement the Final Prospectus in order to make the statements therein, in the light of the circumstances existing at the time the Final Prospectus is delivered to a purchaser, not misleading, or, if it is necessary at any time to amend or supplement the Final Prospectus to comply with any law or to file under the 1934 Act any document which would be deemed to be incorporated by reference in the Registration Statement to comply with the 1933 Act or the 1934 Act, the Company will promptly notify the Underwriter and will promptly either (i) prepare and file, or cause to be prepared and filed, with the Commission an appropriate amendment to the Registration Statement or supplement to the Final Prospectus or
(ii) prepare and file, or cause to be prepared and filed, with the Commission (at the expense of the Company) an appropriate filing under the 1934 Act which shall be incorporated by reference in the Final Prospectus so that the Final Prospectus as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Final Prospectus will comply with applicable law.

         (e) Until such time as all of the Certificates have been sold and issued, if any event shall occur as a result of which it is necessary, in the opinion of the Underwriter, to amend or supplement the Private Placement Memorandum in order to correct any untrue statement of a material fact or to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Seller shall forthwith prepare and furnish, without charge, to the Underwriter a reasonable number of copies of an amendment of, or supplement to, the Private Placement Memorandum (in form and substance satisfactory to the Underwriter), so that, as so amended or supplemented, the Private Placement Memorandum will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Until such time as all of the Certificates have been sold and issued, the Seller will not at any time amend or supplement the Private Placement Memorandum (i) prior to having furnished the Underwriter with a copy of the proposed form of the amendment or supplement and giving the Underwriter and its counsel a reasonable opportunity to review the same or (ii) in a manner to which the Underwriter or their counsel shall reasonably object. The Seller, Samco or CPS shall give prompt written notice to the Underwriter of any event occurring on or prior to the Closing Date, requiring an amendment of, or a supplement to, the Private Placement Memorandum under this paragraph.

         (f) The Company will cooperate with the Underwriter in endeavoring to qualify the Securities for sale under the laws of such jurisdictions as the Underwriter may designate and will maintain such qualifications in effect so long as required for the distribution of the Securities, except that the Company will not be obligated to qualify the Securities in any jurisdiction in which such qualification would require the Company to qualify to do business as a foreign corporation, file a general or unlimited consent to service of process or subject itself to taxation in any such jurisdiction to which it is not subject and will arrange for the determination of the legality of the Securities for purchase by institutional investors. The Company will, from time to time, prepare and file such statements, reports, and other documents as are or may be required to continue such qualifications in effect for so long a period as the Underwriter may reasonably request for distribution of the Securities.

         (g) The Company shall not invest, or otherwise use the proceeds received by the Company from its sale of the Securities in such a manner as would require the Company, CPS, Samco or the Trust to register as an investment company under the 1940 Act.

         (h) Until the retirement of the Securities, or until such time as the Underwriter shall cease to maintain a secondary market in the Securities, whichever occurs first, the Company will deliver to the Underwriter the annual statements of compliance and the annual independent certified public accountant's reports furnished to the Trustee pursuant to the Sale and Servicing Agreement, as soon as such statements and reports are furnished to the Trustee.

         (i) The Company, CPS and Samco shall, from the date hereof through and including the Closing Date, furnish, or cause to be furnished, or make available, or cause to be made available, to the Underwriter or its counsel such additional documents and information regarding each of them and their respective affairs as the Underwriter may from time to time reasonably request and which the Company, CPS or Samco possesses or can acquire without unreasonable effort or expense, including any and all documentation requested in connection with the Underwriter's due diligence efforts regarding information in the Registration Statement, the Final Prospectus and the Private Placement Memorandum and in order to evidence the accuracy or completeness of any of the conditions contained in this Agreement; and all actions taken by the Company, Samco or CPS to authorize the sale of the Notes and Certificates shall be reasonably satisfactory in form and substance to the Underwriter.

         (j) The Company will cause the Trust to make generally available to Class A Noteholders as soon as practicable, but no later than sixteen months after the Effective Date, an earnings statement of the Trust covering a period of at least twelve consecutive months beginning after such Effective Date and satisfying the provisions of Section 11(a) of the Act (including Rule 158 promulgated thereunder).

         (k) So long as any of the Notes and Certificates are outstanding, the Company will furnish to the Underwriter copies of all reports or other communications (financial or otherwise) furnished or made available to Noteholders, and deliver to the Underwriter during such period, (i) as soon as they are available, copies of any reports and financial statements filed by or on behalf of the Trust or the Company with the Commission pursuant to the
Securities Exchange Act of 1934, as amended, and (ii) such additional information concerning the business and financial condition of the Company, Samco and CPS as the Underwriter may from time to time reasonably request.

         (l) The Company shall cause its affiliates and any person acting on its behalf not to, directly or indirectly, make offers or sales of any security (including, but not limited to the Notes and the Certificates), solicit offers to buy or but any security (including, but not limited to the Notes and the Certificates), under circumstances that would require the registration of the Certificates under the 1933 Act, or to do or cause to be done any other action that would require such registration.

         (m) For so long as any of the Certificates are outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) under the 1933 Act,
(1) the Seller and CPS will provide or cause to be provided to any holder of Certificates and any prospective Underwriter of Certificates designated by a holder of such Certificates, upon the reasonable request of such holder or prospective Underwriter, the information required to be provided to such holder or prospective Underwriter by Rule 144A(d)(4) under the 1933 Act; and (2) the Seller and CPS shall take such actions as are necessary, in the opinion of counsel, to ensure that the safe harbor exemption from the registration requirements of the 1933 Act under Rule 144A is and will be available for resales of the Certificates conducted in accordance with Rule 144A.

         (n) On or before the Closing Date, the Company and CPS and Samco shall cause the respective computer records of the Company and CPS and Samco relating to the Receivables to be marked to show the Trustee's absolute ownership of the Receivables, and from and after the

Closing Date neither the Company nor CPS nor Samco shall take any action inconsistent with the Trust's ownership of such Receivables, other than as expressly permitted by the Sale and Servicing Agreement or any other Basic Document.

         (o) To the extent, if any, that the ratings provided with respect to the Notes and Certificates by either of the Rating Agencies is conditional upon the furnishing of documents or the taking of any other actions by the Company, CPS or Samco, CPS shall, or shall cause the Company or Samco to, furnish such documents and take any such other actions.

         (p) On the Closing Date, the Company and CPS shall cause the Insurer to issue the Policy to the Trustee for the benefit of the holders of the Class A Notes in form and substance satisfactory to the Underwriter.

         (q) The Company or CPS shall file with the Commission (a) within fifteen days of the issuance of the Notes a current report on Form 8-K setting forth specific information concerning the Notes and the Receivables to the extent that such information is not set forth in the Prospectus and (b) a current report on Form 8-K setting forth all Computational Materials (as defined below) provided to the Company or CPS by the Underwriter within the applicable time periods allotted for such filing.

5.       [RESERVED]

6.       COSTS AND EXPENSES.

         The Company and CPS will pay upon receipt of a written request therefor all costs, expenses and fees incident to the performance of the obligations of the Company, Samco and CPS under this Agreement and will, jointly and severally, reimburse the Underwriter for all reasonable out-of-pocket expenses, including reasonable fees and disbursements of counsel, reasonably incurred in connection with investigating, marketing and proposing to market the Securities or in contemplation of performing the Underwriter's obligations hereunder and including, without limiting the generality of the foregoing, the following: (i) accounting fees of the Company; (ii) the fees and disbursements of Mayer, Brown & Platt; (iii) the cost of printing and delivering to, or as requested by, the Underwriter copies of the Registration Statement, Preliminary Final Prospectuses, the Final Prospectus, the Private Placement Memorandum, this Agreement, the Blue Sky Survey, if any, and any supplements or amendments thereto; (iv) the filing fees of the Commission; (v) any fees charged by the Rating Agencies for rating the Securities; and (vi) the fees and expenses of the Trustee and the Owner Trustee, including the fees and disbursements of counsel for the Trustee and counsel for the Owner Trustee, in connection with the Securities, the Sale and Servicing Agreement and the other Basic Documents to which the Trustee or the Owner Trustee, as applicable, is a party and the expenses, including the fees and disbursements of counsel for the Underwriter. If this Agreement shall not be consummated because the conditions in Section 7 hereof are not satisfied, or because this

Agreement is terminated by the Underwriter pursuant to Section 12 hereof, or by reason of any failure, refusal or inability on the part of the Company, Samco or CPS to perform any undertaking or satisfy any condition of this Agreement or to comply with any of the terms hereof on its part to be performed, unless such failure to satisfy said condition or to comply with said terms be due to the default or omission of the Underwriter, then the Company, Samco and CPS, jointly and severally, shall reimburse the Underwriter for reasonable out-of-pocket expenses, including reasonable fees and disbursements of counsel, reasonably incurred in connection with investigating, marketing and proposing to market the Securities or in contemplation of performing their obligations hereunder upon receipt of a written request therefor; but the Company shall not in any event be liable to the Underwriter for damages on account of loss of anticipated profits from the sale by them of the Securities. Except to the extent expressly set forth in this Section 6, the Underwriter shall be responsible for its own costs and expenses, including the fees and expenses of its counsel.

7.       CONDITIONS OF OBLIGATIONS OF THE UNDERWRITER.

         The obligation of the Underwriter to purchase and pay for the Securities on the Closing Date is subject to the accuracy in all material respects as of the Closing Date of the representations and warranties of the Company, CPS and Samco contained herein, to the performance by the Company, CPS and Samco of their respective covenants and obligations hereunder and to the following additional conditions precedent:

         (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Underwriter agrees in writing to a later time, the Registration Statement will become effective not later than (i) 5:30 p.m. New York City time on the date of determination of the public offering price of the Notes, if such determination occurred at or prior to 3:00 p.m. New York City time on such date or (ii) 12:00 noon New York City time on the business day following the day on which the public offering price of the Notes was determined, if such determination occurred after 3:00 p.m. New York City time on such date; if filing of the Final Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Final Prospectus, and any such supplement, shall have been filed within the applicable time period prescribed for such filing by Rule 424(b), and any request of the Commission for additional information (to be included in the Registration Statement or otherwise) shall have been disclosed to the Underwriter and complied with to its reasonable satisfaction. No stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and no proceedings for that purpose shall have been taken or, to the knowledge of the Company, shall be contemplated by the Commission and no injunction, restraining order, or order of any nature by a Federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance of the Securities.

         (b) On or prior to the date of this Agreement and on or prior to the Closing Date, the Underwriter shall have received a letter or letters, dated as of October 16, 1997, and as of the

Closing Date, respectively, of KPMG Peat Marwick LLP, Certified Public Accountants, substantially in the form of the drafts to which the Underwriter has previously agreed and otherwise in form and substance satisfactory to the Underwriter and its counsel.

         (c) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development involving a prospective change, in or affecting particularly the business or properties of the Insurer, the Company, CPS or any Affiliate of the Company or CPS which, in the judgment of the Underwriter, materially impairs the investment quality of the Notes and Certificates or the ability of CPS to act as Servicer or (ii) any downgrading in the rating of the claims-paying ability of the Insurer or of any debt securities or preferred stock of the Company, CPS or any Affiliate thereof by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the 1933 Act), or any public announcement that any such organization has under surveillance or review its rating of the claims-paying ability of the Insurer or of any debt securities or preferred stock of the Company, CPS or any Affiliate thereof (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading of such rating); (iii) any suspension or limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company or CPS or any Affiliate of the Company or CPS on any exchange or in the over-the-counter market; (iv) any banking moratorium declared by Federal, New York, Texas or California authorities; or (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity, emergency or change in financial markets if, in the judgment of the Underwriter, the effect of any such outbreak, escalation, declaration, calamity, emergency or change makes it impractical or inadvisable to market the Securities on the terms and in the manner set forth in the Final Prospectus.

         (d) The Company, CPS and Samco shall have furnished the Underwriter with such number of conformed copies of such opinions, certificates, letters and documents as it may reasonably request.

         (e) On the Closing Date, each of the Basic Documents, the Securities and the Certificates shall have been duly authorized, executed and delivered by the parties thereto, shall be in full force and effect and no default shall exist thereunder, and the Trustee shall have received a fully executed copy thereof or, with respect to the Notes, a conformed copy thereof. The Basic Documents, the Notes and the Certificates shall be substantially in the forms heretofore provided to the Underwriter.

         (f) The Underwriter shall have received evidence satisfactory to the Underwriter that the Notes have been rated "Aaa" by Moody's and "AAA" by Standard & Poor's and that the Certificates have been rated "BB" by Standard and Poor's.

         (g) The Underwriter shall have received from Mayer, Brown & Platt, special counsel for CPS, Samco and the Company, opinions dated the Closing Date, addressed to the Underwriter, in a form satisfactory to the Underwriter.

         (h) The Underwriter shall have received from Mayer, Brown & Platt, special Federal tax counsel for the Company, an opinion dated the Closing Date, addressed to the Underwriter and in a form satisfactory to the Underwriter, with respect to the status of the Trust for federal income tax purposes.

         (i) The Underwriter shall have received from Brown & Wood llp, an opinion dated the Closing Date, addressed to the Underwriter, with respect to the validity of the Notes and Certificates and such other related matters as the Underwriter shall require and the Company, Samco or CPS shall have furnished or caused to be furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

         (j) The Underwriter shall have received from counsel to the Trustee, the Standby Servicer and the Collateral Agent (which counsel shall be reasonably acceptable to the Underwriter), an opinion addressed to the Underwriter dated the Closing Date, in form and substance satisfactory to the Underwriter and its counsel.

         (k) The Underwriter shall have received from counsel to the Owner Trustee, which counsel shall be reasonably acceptable to the Underwriter, an opinion addressed to the Underwriter, dated the Closing Date, in form and substance satisfactory to the Underwriter and its counsel.

         (l) The Underwriter shall have received from special Delaware counsel to the Trust, which counsel shall be reasonably acceptable to the Underwriter, an opinion addressed to the Underwriter, dated the Closing Date, in form and substance satisfactory to the Underwriter and its counsel.

         (m) The Underwriter shall have received from counsel to the Insurer, which counsel shall be reasonably acceptable to the Underwriter, an opinion addressed to the Underwriter, dated the Closing Date, in form and substance satisfactory to the Underwriter and its counsel.

         (n) At the Closing Date, the Underwriter shall have received any and all opinions of counsel to the Company and CPS supplied to the Rating Agencies and the Insurer relating to, among other things, the interest of the Trustee in the Receivables and the other Trust Property and the proceeds thereof and certain monies due or to become due with respect thereto, certain bankruptcy issues and certain matters with respect to the Notes and Certificates. Any such opinions shall be addressed to the Underwriter or shall indicate that the Underwriter may rely on such opinions as though they were addressed to the Underwriter, and shall be dated the Closing Date.

         (o) At the Closing Date, the Company, CPS and Samco shall have furnished to the Underwriter a certificate, dated the Closing Date, of the President, the Chief Financial Officer or any Vice President of the Company, CPS or Samco, as the case may be, in which each such officer shall state that: (i) the representations and warranties of the Company, CPS or Samco, as applicable, in this Agreement are true and correct on and as of the Closing Date; (ii) the Company, CPS or Samco, as applicable, has complied with all agreements and satisfied all conditions on its part required to be performed or satisfied hereunder and under each of the other Basic Documents at or prior to the Closing Date; (iii) the representations and warranties of the Company, CPS or Samco, as applicable, in each of the Basic Documents are true and correct as of the dates specified therein; (iv) with respect to the certificate delivered by CPS, the Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for such purpose have been taken or are, to his or her knowledge, contemplated by the Commission; (v) with respect to the certificates delivered by CPS, Samco and the Company, he or she has carefully examined the Registration Statement, the Final Prospectus and the Private Placement Memorandum and, in his or her opinion, as of the Effective Date of the Registration Statement, the statements contained in the Registration Statement, as of the date of the Final Prospectus, the statements contained in the Final Prospectus, and, as of the date of Private Placement Memorandum, the statements contained in the Private Placement Memorandum were true and correct, and as of the Closing Date the Registration Statement, the Final Prospectus and the Private Placement Memorandum do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and since the Effective Date of the Registration Statement, no event has occurred with respect to the Company, CPS or Samco which should have been set forth in a supplement to or an amendment of the Final Prospectus or the Private Placement Memorandum which has not been so set forth in such supplement or amendment; and
(vi) with respect to the certificate delivered by the Company, Samco and CPS, subsequent to the respective dates as of which information is given in the Registration Statement, and the Final Prospectus and the Private Placement Memorandum, there has been no material adverse change, or any development with respect to the Company, CPS or Samco which could reasonably be expected to result in a material adverse change, in or affecting particularly the business or properties of the Trust, the Company, CPS or Samco except as contemplated by the Final Prospectus and the Private Placement Memorandum or as described in such certificate.

         (p) The Underwriter shall have received evidence satisfactory to the Underwriter that the Insurer shall have executed and issued the Policy to the Trustee for the benefit of the Class A Noteholders in form and substance satisfactory to the Underwriter.

         (q) The Underwriter shall have received evidence satisfactory to it that, on or before the Closing Date, the Financing Statements have been filed in
(i) the office of the Secretary of State of California reflecting the assignment of the interest of CPS in the CPS Receivables included in the Receivables and the related other Trust Property and the proceeds thereof to the

Company, (ii) the office of the Secretary of State of Texas reflecting the assignment of the interest of Samco in the Samco Receivables included in the Receivables and the related other Trust Property and the proceeds thereof to the Company, (iii) the office of the Secretary of State of California reflecting the transfer of the interest of the Company in the Receivables and the related other Trust Property and the proceeds thereof to the Trust and (iv) the office of the Secretary of State of Delaware reflecting the transfer of the interest of the Trust in the Receivables and the related other Trust Property and the proceeds thereof to the Trustee.

         (r) All proceedings in connection with the transactions contemplated by this Agreement, the Sale and Servicing Agreement and each of the other Basic Documents and all documents incident hereto or thereto shall be satisfactory in form and substance to the Underwriter.

         (s) The Company shall have furnished to the Underwriter such further certificates and documents confirming the representations and warranties, covenants and conditions contained herein and related matters as the Underwriter may reasonably have requested.

         (t) You shall have received a fully executed Insurance Agreement by and among the Seller, CPS and Financial Security Assurance Inc., dated as of October 17, 1997 (the "Insurance Agreement"), and all representations and warranties thereunder or made pursuant thereto shall be true and correct, and the Seller shall have performed its obligations thereunder.

         (u) Financial Security Assurance Inc. shall have delivered a fully executed Indemnification Agreement by and among the Seller, CPS, Greenwich Capital Markets, Inc. and Financial Security Assurance Inc., dated as of October 16, 1997 (the "Indemnification Agreement"), agreeing to hold you harmless against any losses, claims, damages, or liabilities, joint or several, to which you may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall have agreed to reimburse you for any legal or other expenses reasonably incurred by you in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company or you by Financial Security Assurance Inc. for use specifically therein. All representations and warranties under the Indemnification Agreement or made pursuant thereto shall be true and correct, and the Seller shall have performed its obligations thereunder.

         The opinions and certificates mentioned in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in all material respects reasonably satisfactory to the Underwriter and to Brown & Wood llp, counsel for the Underwriter.

         If any of the conditions hereinabove provided for in this Section 7 shall not have been fulfilled when and as required by this Agreement to be fulfilled, the obligations of the Underwriter hereunder may be terminated by the Underwriter by notifying the Company of such termination in writing or by telegram at or prior to the Closing Date. In such event, the Company and the Underwriter shall not be under any obligation to each other (except to the extent provided in Sections 6 and 9 hereof).

8.       CONDITIONS OF THE OBLIGATIONS OF THE COMPANY.

         The obligations of the Company to sell and deliver the portion of the Notes and Certificates required to be delivered as and when specified in this Agreement are subject to the condition that, at the Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and in effect or proceedings therefor initiated or threatened.

9.       INDEMNIFICATION.

         (a) The Company and CPS, jointly and severally, agree to indemnify and hold harmless the Underwriter, its directors, officers, employees and agents and each person, if any, who controls the Underwriter within the meaning of the 1933 Act or the 1934 Act, against any losses, claims, damages or liabilities to which the Underwriter or any such other person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Computational Materials, the Base Prospectus, any Preliminary Final Prospectus, the Final Prospectus, the Private Placement
Memorandum or any information provided by the Company, Samco or CPS to any holder or prospective purchaser of Certificates pursuant to Section 4(m) or any amendment or supplement thereto (other than information contained therein under the heading "the Insurer" and information incorporated by reference therein), or
(ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; and will reimburse the Underwriter and each such person within 30 days of presentation of a written request therefor for any legal or other expenses reasonably incurred by the Underwriter in connection with investigating or defending any such loss, claim, damage or liability, action or proceeding or in responding to a subpoena or governmental inquiry related to the offering of the Notes, whether or not the Underwriter or such person is a party to any action or proceeding; provided, however, that neither the Company nor CPS will be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission made in the Registration Statement, the Computational Materials, the Base Prospectus, any Preliminary Final Prospectus, the Final Prospectus, the Private Placement Memorandum, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company or CPS, as the case may be, by, through or on behalf of the Underwriter specifically for use in the preparation thereof; provided, further, that neither the Company nor CPS will be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission made in the Computational Materials (as defined below), except to the extent expressly provided in (b) below. This indemnity agreement will be in addition to any liability which the Company or CPS may otherwise have. The indemnity agreement of the Company and CPS in this Agreement is subject to the condition that, insofar as it relates to any untrue statement, alleged untrue statement, omission or alleged omission made in the Registration Statement, the Base Prospectus, any Preliminary Final Prospectus, the Final Prospectus, the Private Placement Memorandum or any amendment or supplement thereto, such indemnity agreement shall not inure to the benefit of the Underwriter if the Underwriter failed to send or give a copy of the Final Prospectus or the Private Placement Memorandum, as applicable (as amended or supplemented, if the Company or CPS, as the case may be, shall have furnished any amendment or supplement thereto to the Underwriter, which corrected such untrue statement or omission that is the basis of the loss, liability, claim, damage or expense for which indemnification is sought) to the person asserting any such loss, liability, claim, damage or expense at such time as the Final Prospectus, the Private Placement Memorandum as so amended or supplemented, was required under the 1933 Act to be delivered to such person.

         (b) (i) The Underwriter will indemnify and hold harmless each of the Company and CPS, each of their directors, officers, employees and agents and each person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act, to the same extent as the foregoing indemnity from each of the Company and CPS to the Underwriter, its directors, officers, employees and agents and each person who controls any the Underwriter, but only with respect to untrue statements or omissions or alleged untrue statements or omissions made in the Registration Statement, the Base Prospectus, any Preliminary Final Prospectus, the Final Prospectus, the Private Placement Memorandum, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company or CPS, as the case may be, by, through or on behalf of the Underwriter specifically for use in the preparation of the Registration Statement, the Base Prospectus, any Preliminary Final Prospectus, the Private Placement Memorandum, the Final Prospectus, or any amendment or supplement thereto. This indemnity agreement will be in addition to any liability which the Underwriter may otherwise have. The Company and the Underwriter acknowledge and agree that the only information furnished or to be furnished by the Underwriter to the Company for inclusion in the Registration Statement, the Base Prospectus, any Preliminary Final Prospectus or the Final Prospectus, or any amendments or supplements thereto, consists of the information set forth in the last paragraph on the front cover page concerning the terms of the offering by the

Underwriter (insofar as such information relates to the Underwriter), and the information under the caption "Underwriting" in the Final Prospectus.

         (ii) The Underwriter agrees to indemnify and hold harmless the Company, CPS, the respective officers, directors, employees and agents of any such party, and each person who controls the Company or CPS within the meaning of the 1933 Act or the 1934 Act against any losses, claims, damages or liabilities to which such person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (a) any untrue statement or alleged untrue statement of any material fact contained in the Computational Materials (as defined below) provided by such indemnifying Underwriter or (b) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances in which they were made, not misleading (except, in each case, to the extent that such untrue statement or alleged untrue statement or omission or alleged omission arises from a misstatement or omission in the Company Provided Information); and will reimburse each such party within 30 days of written request therefor for any legal or other expenses reasonably incurred by such person in connection with investigating or defending any such loss, claim, damage or liability, action or proceeding or in responding to a subpoena or governmental inquiry related thereto, whether or not such person is a party to any action or proceeding. The obligations of the Underwriter under this subsection (ii) shall be in addition to any other liability which the Underwriter may otherwise have. For purposes hereof, the term "Computational Materials" means information provided by the Underwriter to a prospective purchaser of Notes, which information is not part of the Prospectus. For purposes hereof, the term "Company Provided Information" means the information contained in the data tape delivered by CPS to the Underwriter on or about October 1, 1997 containing information with respect to the Receivables, any information contained in or derived from the Prospectus Supplement, or any other information furnished to the Underwriter by or on behalf of the Company or CPS concerning the Receivables or the Trust.

         (iii) The Underwriter shall, no later than the date on which the Prospectus is required to be filed pursuant to Rule 424, provide to CPS for filing with the Commission on Form 8-K a copy of any Computational Materials delivered by the Underwriter to any prospective purchaser of Notes.

         (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Section 9, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing. The failure to give such notice shall not relieve the indemnifying party or parties from any liability which it or they may have to the indemnified party for indemnity or contribution or otherwise than on account of the provisions of Section 9(a) or (b), except and only to the extent such omission so to notify shall have materially prejudiced the indemnifying party under Section 9(a) or (b). In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party and shall pay as incurred the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel at its own expense. Notwithstanding the foregoing, the indemnifying party shall pay as incurred (or within 30 days of presentation of an invoice) the fees and expenses of the counsel retained by the indemnified party in the event (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, (ii) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party,
(iii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them or (iv) the indemnifying party shall have failed to assume the defense and employ counsel acceptable to the indemnified party within a reasonable period of time after notice of commencement of the action. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm for all such indemnified parties. Such firm shall be designated in writing by the Underwriter in the case of parties indemnified pursuant to
Section 9(a) and by the Company in the case of parties  indemnified  pursuant to
Section 9(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. In addition, the indemnifying party will not, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld or delayed), settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding of which indemnification may be sought hereunder (whether or not any indemnified party is an actual or potential party to such claim, action or proceeding) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action or proceeding.

         (d) If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under
Section 9(a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and CPS on the one hand and the Underwriter on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and CPS on the one hand and the Underwriter on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and CPS on the one hand and the Underwriter on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriter. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and CPS on the one hand or the Underwriter on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company, CPS and the Underwriter agree that it would not be just and equitable if contributions pursuant to this Section 9(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 9(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 9(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim, subject to the limitations set forth above. Notwithstanding the provisions of this Section 9(d), (i) the Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Securities purchased by the Underwriter and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         (e) In any proceeding relating to the Registration Statement, the Base Prospectus, any Preliminary Final Prospectus, the Final Prospectus, the Private Placement Memorandum, or any supplement or amendment thereto, each party against whom contribution may be sought under this Section 9 hereby consents to the jurisdiction of any court having jurisdiction over any other contributing party, agrees that process issuing from such court may be served upon it by any other contributing party and consents to the service of such process and agrees that any other contributing party may join it as an additional defendant in any such proceeding in which such other contributing party is a party.

         (f) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this
Section 9 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The obligations of the Company and CPS pursuant to Section 6, the indemnity and contribution agreements contained in this Section 9 and the representations and warranties of each of the Company and CPS set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of the Underwriter, the Company or CPS, their respective directors, officers, employees or agents or any persons controlling the Underwriter or the Company, (ii) acceptance of any Securities and payment thereof or hereunder, and (iii) any termination of this Agreement. A successor to the Underwriter, the Company or CPS, their respective directors, officers, employees or agents, or any person controlling the Underwriter, the Company or CPS, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 9.

10.      [RESERVED]

11.      NOTICES.

         All communications hereunder shall be in writing and, except as otherwise provided herein, will be mailed, delivered, telecopied or telegraphed and confirmed as follows:

if to the Underwriter, to the following address:

Greenwich Capital Markets, Inc.
600 Steamboat Road
Greenwich, Connecticut 06830

if to the Company, at the following address:

                  CPS Receivables Corp.
                  2 Ada
                  Irvine, California 92618
                  Attention:  Charles Bradley, Jr.
                  Facsimile No.:  (714) 753-6805;

or, if sent to CPS at the following address:

                  Consumer Portfolio Services, Inc.
                  2 Ada
                  Irvine, California 92618
                  Attention:  Charles Bradley, Jr.
                  Facsimile No.:  (714) 753-6805

12.      TERMINATION.

         This Agreement may be terminated by the Underwriter by notice to the Company as follows:

         (a) at any time prior to the Closing Date, if any of the following has occurred: (i) since the respective dates as of which information is given in the Registration Statement, the Final Prospectus and the Private Placement Memorandum, any material adverse change or any development involving a prospective material adverse change in the business, properties, results of operations, financial condition or business prospects of the Insurer, CPS, Samco or the Company, whether or not arising in the ordinary course of business, (ii) any outbreak or escalation of hostilities or declaration of war or national emergency or other national or international calamity or crisis or change in economic or political conditions if the effect of such outbreak, escalation, declaration, emergency, calamity, crisis or change on the financial markets of the United States would, in the Underwriter's reasonable judgment, make it impracticable to market the Notes or the Certificates or to enforce contracts for the sale of the Notes or Certificates, (iii) any suspension of trading in securities generally on the New York Stock Exchange or the American Stock Exchange or limitation on prices (other than limitations on hours or numbers of days of trading) for securities on either such Exchange, (iv) the enactment, publication, decree or other promulgation of any statute, regulation, rule or order of any court or other governmental authority which in the Underwriter's reasonable opinion materially and adversely affects or may materially and adversely affect the business or operations of the Insurer, CPS or the Company,
(v) declaration of a banking moratorium by United States, Texas, California or New York State authorities, (vi) any downgrading or the giving of notice of any intended or potential downgrading in the rating of the Insurer's claims-paying ability or of CPS's or the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the 1934 Act), (vii) the suspension of trading of the Common Stock by the Commission on the New York Stock Exchange or (viii) the taking of any action by any governmental body or agency in respect of its monetary or fiscal affairs which in the Underwriter's reasonable opinion has a material adverse effect on the securities markets in the United States; or

         (b) as provided in Section 7 of this Agreement.

13.      SUCCESSORS.

         This Agreement has been and is made solely for the benefit of the Underwriter, CPS, Samco and the Company and their respective successors, executors, administrators, heirs and assigns, and the respective affiliates, officers, directors, employees, agents and controlling persons referred to herein, and no other person will have any right or obligation hereunder; provided, however, that the initial purchaser of any Notes or Certificates from the Underwriter shall be deemed a third party beneficiary to this Agreement and shall enjoy all of the rights and benefits of the Underwriter hereunder.

14.      MISCELLANEOUS.

         The   reimbursement,   indemnification   and  contribution   agreements
contained  in this  Agreement,  the  obligations  of the  Company  and CPS under
Section 6 and the representations, warranties and covenants in this Agreement shall remain in full force and effect regardless of (a) any termination of this Agreement, (b) any investigation made by or on behalf of the Underwriter or the Company, their respective directors, officers, employees or agents or any controlling person of the Underwriter or the Company indemnified herein and (c) delivery of and payment for the Securities under this Agreement.

         The Underwriter agrees that, prior to the date which is one year and one day after the payment in full of all securities issued by the Company or by a trust for which the Company was the depositor, which securities were rated by any nationally recognized statistical rating organization, it will not institute against, or join any other person in instituting against, the Company any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under any Federal or state bankruptcy or similar law.

         This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to the conflict of laws provisions thereof. With respect to any claim arising out of this Agreement (i) each party irrevocably submits to the exclusive jurisdiction of the courts of the State of New York and the United States District Court for the Southern District of New York, and (ii) each party irrevocably waives (1) any objection which it may have at any time to the laying of venue of any suit, action or proceeding arising out of or relating hereto brought in any such court, (2) any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum and (3) the right to object, with respect to such claim, suit, action or proceeding brought in any such court, that such court does not have jurisdiction over such party. To the extent permitted by applicable law, the Underwriter, the Company, Samco and CPS irrevocably waive all right of trial by jury in any action, proceeding or counterclaim arising out of or in connection with this Agreement or any matter arising hereunder.

         This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof.

         Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

         The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

         Any provision of this Agreement which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or non-authorization without invalidating the remaining provisions hereof or affecting the validity, enforceability or legality of such provision in any other jurisdiction.



                    [Rest of page intentionally left blank.]

         If the foregoing letter is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicates hereof, whereupon it will become a binding agreement among the Company and the Underwriter in accordance with its terms.

                                    Very truly yours,

                                    CPS RECEIVABLES CORP.


                                    By:
                                       Name:
                                       Title:



                                    CONSUMER PORTFOLIO SERVICES, INC.


                                    By:
                                       Name:
                                       Title:



                                    SAMCO ACCEPTANCE CORP.


                                    By:
                                       Name:
                                       Title:

The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written:

GREENWICH CAPITAL MARKETS, INC.


  By:
      Name:
      Title:

                                   SCHEDULE I




                              Initial Principal Amount of the
                                Notes and Certificates to be         Purchase
        Underwriter                       Purchased                   Price
        -----------                       ----------                  ------

Greenwich Capital Markets,    Class A-1 Notes:   $54,260,000.00   $54,097,220.00
Inc.                          Class A-2 Notes:   $46,307,598.60   $46,161,440.24


                              Total Notes:      $100,567,598.60  $100,258,660.24

                              Certificates:       $5,293,031.51    $5,187,170.38

                              Total Certificates: $5,293,031.51    $5,187,170.38